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                                                            Exhibit 23.1



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, in The Jones Financial Companies, L.P., LLP's previously filed S-2 Registration Statement File No. 33-61049 and S-8 Registration Statements File No. 33-35247 and No. 33-62734.

                              ARTHUR ANDERSEN LLP



St. Louis, Missouri
March 17, 1998




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